                                                                   EXHIBIT 10.27

                                   AMENDMENT


     This Amendment (the "Amendment") is entered into as of June 28, 1996 by and among Trans Leasing International, Inc. (the "Company"), the Banks and The First National Bank of Chicago, as Agent.

                             W I T N E S S E T H :

     WHEREAS, the Company, the Banks and the Agent are parties to that certain Credit Agreement dated as of January 31, 1996 ( the "Agreement"); and

     WHEREAS, the Company and the Banks desire to amend the Agreement in certain respects as more fully described hereinafter;

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

     2.    Amendments to the Agreement.

     2.1.  Section 1 of the Agreement is hereby amended by:

     (i) Amending the definition of "Borrowing Base" set forth therein by amending the proviso thereof to read in its entirety as follows:

          "provided that, to the extent that the aggregate Eligible Lease Receivables due from any one Person exceeds "$1,000,000 (or (A) in the case of Hanjin Shipping and all of its subsidiaries, including Korean Airlines, $3,000,000, or (B) in the case of Aluminio Conesa/Hyundai Precision America and all of their subsidiaries, $2,600,000, or (C) in the case of such other Persons and Eligible Lease Receivables as shall be described in Annex A hereto (as such Annex A may be modified or supplemented from time to time with the consent of the Majority Banks), such amounts and for such periods of time as shall be specified in Annex A hereto), as of such date of determination, the portion thereof in excess of such amount shall be excluded from the computation of the Borrowing Base."

     (ii) Amending the definition of "Eligible Lease" set forth therein by inserting, immediately after the phrase "noncancellable during its initial term" where it appears in clause (iii) thereof, the following parenthetical:

     "(provided that such Lease may be cancellable (a "Cancellable Lease") if, but only if, (A) in the event of a cancellation of such Lease by the lessee thereunder, the seller of the personal property subject to such cancellable Lease (the "vendor") shall be fully and unconditionally obligated to pay to the Company an amount which, when added to the excess payments already paid by such lessee, equals the present value of the remaining amounts payable under such cancellable Lease, (B) the present value of the Eligible Lease Receivables in respect of all such cancellable Leases shall not exceed, in the aggregate at any one time outstanding, $3,000,000, and (C) the present value of the Eligible Lease Receivables in respect of all such cancellable Leases in respect of any one vendor shall not exceed, in the aggregate at any one time outstanding, $1,000,000)"

     2.2. Section 9.15 of the Agreement is hereby amended by deleting the amount "$800,000" where it appears therein and inserting the amount "$1,250,000" in lieu thereof.

     2.3. Section 9.23 of the Agreement is hereby amended (i) by deleting the amount "$500,000" where it appears therein and inserting the amount "$600,000" in lieu thereof and (ii) by deleting the amount "$2,000,000" where it appears therein and inserting the amount "$2,400,000" in lieu thereof.

     2.4. The Agreement is hereby amended by inserting at the end thereof an Annex A in the form of Annex A hereto.

     3.  Representations and Warranties.   In order to induce the Banks and the
Agent to enter into this Amendment, the Company represents and warrants that:

     3.1. The representations and warranties set forth in Section 8 of the Agreement are true and correct on the date hereof as if made on and as of the date hereof, except for such changes as are specifically permitted under the Agreement, and there exists no Event of Default or Unmatured Event of Default on the date hereof.

     3.2. The execution and delivery by the Company of this Amendment have been duly authorized by proper corporate proceedings, and this Amendment and the Agreement, as amended by this Amendment, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     3.3. Neither the execution and delivery by the Company of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any of its Subsidiaries or the Company's or any of its Subsidiaries' articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Company or any of its Subsidiaries is a party or is subject, or by which it or its property is bound, or conflict with or constitute a default thereunder. No consent, approval or authorization of any Person is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Amendment or the Agreement, as amended by this Amendment.

     4. Effective Date. This Amendment shall become effective as of the date first above written (the "Effective Date") upon receipt by the Agent of counterparts of this Amendment duly executed by the Company and the Banks.

     5. Ratification. The Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

     6. Reference to Agreement. From and after the Effective Date, each reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

     7. Costs and Expenses. The Company agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

     8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Company, the Banks and the Agent have executed this Amendment as of the date first above written.


                                  TRANS LEASING INTERNATIONAL, INC.

                                  By:
                                     --------------------------------------
                                  Title:
                                        -----------------------------------


                                  THE FIRST NATIONAL BANK OF
                                   CHICAGO, Individually and as Agent

                                  By:
                                     --------------------------------------

                              Title:
                                    -----------------------------------

                                       CORESTATES BANK N.A.


                                       By:
                                          --------------------------------
                                       Title:
                                             -----------------------------


                                       THE BANK OF CALIFORNIA, N.A.


                                       By:
                                          --------------------------------
                                       Title:
                                             -----------------------------

                                    ANNEX A
                                    -------


                     Lessee                 Equipment              Gross            Date Funded           Permanent
Lease #              Name                     Cost              Receivables         under Agreement       Funding Date
- -------              ------                 ---------           -----------         ---------------       ------------



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